UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 28, 2010

HUDSON VALLEY HOLDING CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	001-34453	13-3148745
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21 Scarsdale Road, Yonkers, New York		10707
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 961-6100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 28, 2010, Hudson Valley Holding Corp. (the “Company”) issued a press release reporting its financial results for the second quarter, six months ended June 30, 2010. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed in this Item 2.02 shall be considered “furnished” but not “filed” for purposes of the Securities and Exchange Act of 1934, as amended.

Item 8.01 Other Events.

On July 28, 2010, the Company issued a press release announcing a cash dividend. A copy of the press release is attached on Exhibit99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company dated July 28, 2010 reporting Second Quarter ended June 30, 2010 financial results
99.2	Press Release of the Company dated July 28, 2010 announcing cash dividend

The press release in Item 9.01 as Exhibit 99.1 shall be considered “furnished” but not “filed” for purpose of the Securities and Exchange Act of 1934, as amended

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON VALLEY HOLDING CORP.

July 28, 2010	By:	/s/ Stephen R. Brown

Name: Stephen R. Brown
Title: Senior Executive Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Company dated July 28, 2010 reporting Second Quarter ended June 30, 2010 financial results
99.2	Press Release of the Company dated July 28, 2010 announcing cash dividend